SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: March 16, 2001


                        POOLED AUTO SECURITIES SHELF LLC


             (Exact name of registrant as specified in its charter)


       Delaware                  333-45546                     52-2233151
    (State or other             (Commission                   (IRS Employer
     jurisdiction                File No.)                 Identification No.)
   of incorporation)

One First Union Center, Charlotte, North Carolina               28288
     (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code: 704-374-8437


Item 5               Other Events.

                     On March 15, 2001, the servicer for the CarMax Auto Owner Trust 2001-1 delivered to the indenture trustee (for the indenture trustee to forward to each Noteholder of record as of the most recent record date) and to the owner trustee (for the owner trustee to forward to each Certificateholder of record as of the most recent record date) the Statement to Noteholders and Certificateholders for the collection period ended February 28, 2001.

Item 7(c).           Exhibits.

99.1 CarMax Auto Owner Trust 2001-1 Statement to Noteholders and Certificateholders for the collection period ended February 28, 2001.



                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            POOLED AUTO SECURITIES SHELF LLC



                                            By:       /s/John A. Foxgrover
                                                      Vice President



Date:      March 16, 2001

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    EXHIBITS
                                       TO
                                    FORM 8-K


                        POOLED AUTO SECURITIES SHELF LLC




                                INDEX TO EXHIBITS



Exhibit
Number               Exhibit


99.1 CarMax Auto Owner Trust 2001-1 Statement to Noteholders and Certificateholders for the collection period ended February 28, 2001.

                          MONTHLY SERVICER'S CERTIFICATE

                          CARMAX AUTO SUPERSTORES, INC.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             CARMAX AUTO OWNER TRUST
                                  SERIES 2001-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Collection Period                          12/1/00-2/28/01
Determination Date                                  3/9/01
Distribution Date                                  3/16/01


Pool Balance

  1 .  Pool Balance on the close of the last day of the preceding
       Collection Period                                                                                  $ 655,418,212.88

  2 .  Collections allocable to Principal                                                                 $  52,422,021.42

  3 .  Principal Returns                                                                                  $     515,960.84

  4 .  Purchase Amount allocable to Principal                                                             $           0.00

  5 .  Defaulted Receivables                                                                              $     141,677.71

                                                                                                           ----------------
                                                                                                           ----------------
  6 .  Pool Balance on the close of the last day of the Collection Period                                 $ 602,338,552.91
       (Ln 1 - Ln2 - Ln3 - Ln4 - Ln5)

  7 .  Initial Pool Balance                                                                               $ 655,418,212.88

                                                                               Beginning                         End
  8 .  Portfolio Balances                                                      of Period                     of Period
                                                                          ------------------------------------------------
                                                                          ------------------------------------------------

       a.  Class A-1 Note Balance                                          $  152,254,000.00             $   99,174,340.03
       b.  Class A-2 Note Balance                                          $  196,625,000.00             $  196,625,000.00
       c.  Class A-3 Note Balance                                          $  178,929,000.00             $  178,929,000.00
       d.  Class A-4 Note Balance                                          $  114,502,000.00             $  114,502,000.00
       e.  Certificate Balance                                             $   13,108,000.00             $   13,108,000.00
                                                                             ----------------              ---------------
                                                                             ----------------              ---------------
       f.  Total Portfolio Balance (sum a - e)                             $  655,418,000.00             $  602,338,340.03

  9 .  Pool Factors

       a.  Class A-1 Note Pool Factor                                           1.0000000                        0.6513743
       b.  Class A-2 Note Pool Factor                                           1.0000000                        1.0000000
       c.  Class A-3 Note Pool Factor                                           1.0000000                        1.0000000
       d.  Class A-4 Note Pool Factor                                           1.0000000                        1.0000000
       e.  Certificate Pool Factor                                              1.0000000                        1.0000000
                                                                         ----------------             --------------------
                                                                         ----------------             --------------------
       f.  Aggregate Pool Factor                                                1.0000000                        0.9190140

 10 .  Weighted Average Coupon                                                                     %                 11.64%

 11 .  Weighted Average Original Term                                                     months                     59.35

 12 .  Weighted Average Remaining Term                                                    months                     49.04

Collections

 13 .  Finance Charge:

       a.  Collections allocable to Finance Charge                                                       $   18,985,243.60
       b.  Liquidation Proceeds allocable to Finance Charge                                              $            0.00
       c.  Purchase Amount allocable to Finance Charge                                                   $            0.00
                                                                                                         ------------------
                                                                                                         ------------------
       d.  Available Finance Charge Collections (sum a - c)                                              $   18,985,243.60

 14 .  Principal:
       a.  Collections allocable to Principal                                                            $   52,422,021.42
       b.  Liquidation Proceeds allocable to Principal                                                   $            0.00
       c.  Purchase Amount allocable to Principal                                                        $            0.00
                                                                                                         -----------------
                                                                                                         -----------------
       d.  Available Principal Collections (sum a - c)                                                   $   52,422,021.42

 15 .  Total Finance Charge and Principal Collections (14d + 15d)                                        $   71,407,265.02

 16 .  Interest Income from Collection Account                                                           $      283,486.63

                                                                                                         -----------------
                                                                                                         -----------------
 17 .  Available Collections (Ln16 + Ln17)                                                               $   71,690,751.65

Required Payment Amount

 18 .  Total Servicing Fee
       a.  Monthly Servicing Fee                                                                         $      546,181.84
       b.  Amount Unpaid from Prior Months                                                               $            0.00
       c.  Amount Paid                                                                                   $      546,181.84
                                                                                                         -----------------
                                                                                                         -----------------
       d.  Shortfall Amount (a + b - c)                                                                  $            0.00

 19 .  Noteholder Interest Amounts
       a.  Class A-1 Monthly Interest                                                                    $    1,162,171.70
       b.  Class A-1 Monthly Interest Carryover Shortfall                                                $            0.00
       c.  Interest Due on Class A-1 Monthly Interest Carryover Shortfall                                $            0.00
                                                                                                         -----------------
                                                                                                         -----------------
       d.  Total Class A-1 Note Interest (sum a - c)                                                     $    1,162,171.70

       e.  Class A-2 Monthly Interest                                                                    $    1,471,956.60
       f.  Class A-2 Monthly Interest Carryover Shortfall                                                $            0.00
       g.  Interest Due on Class A-2 Monthly Interest Carryover Shortfall                                $            0.00
                                                                                                         -----------------
                                                                                                         -----------------
       h.  Total Class A-2 Note Interest (sum e-g)                                                       $    1,471,956.60

       i.  Class A-3 Monthly Interest                                                                    $    1,364,333.63
       j.  Class A-3 Monthly Interest Carryover Shortfall                                                $            0.00
       k.  Interest Due on Class A-3 Monthly Interest Carryover Shortfall                                $            0.00
                                                                                                         -----------------
                                                                                                         -----------------
       l.  Total Class A-3 Note Interest (sum i-k)                                                       $    1,364,333.63

       m.  Class A-4 Monthly Interest                                                                    $      906,474.17
       n.  Class A-4 Monthly Interest Carryover Shortfall                                                $            0.00
       o.  Interest Due on Class A-4 Monthly Interest Carryover Shortfall                                $            0.00
                                                                                                         -----------------
                                                                                                         -----------------
       p.  Total Class A-4 Note Interest (sum m-o)                                                       $      906,474.17

       q.  Total Monthly Note Interest                                                                   $    4,904,936.09
       r.  Total Monthly Note Interest Carryover Shortfall                                               $            0.00
       s.  Total Interest Due on Monthly Note Interest Carryover Shortfall                               $            0.00
                                                                                                         -----------------
                                                                                                         -----------------
       t.  Total Note Interest (sum q - s)                                                               $    4,904,936.09

 20 .  Noteholder Principal Amounts
       a.  Class A-1 Monthly Note Principal                                                              $   53,079,659.97
       b.  Class A-2 Monthly Note Principal                                                              $            0.00
       c.  Class A-3 Monthly Note Principal                                                              $            0.00
       d.  Class A-4 Monthly Note Principal                                                              $            0.00
                                                                                                         -----------------
                                                                                                         -----------------
       e.  Total Monthly Note Principal                                                                  $   53,079,659.97

 21 .  Certificateholder Interest Amounts
       a.  Monthly Certificate Interest                                                                  $      106,138.39
       b.  Monthly Certificate Interest Carryover Shortfall                                              $            0.00
       c.  Interest Due on Monthly Certificate Interest Carryover Shortfall                              $            0.00
                                                                                                         -----------------
                                                                                                         -----------------
       d.  Total (sum a - c)                                                                             $      106,138.39

       e.  Total Certificate Interest                                                                    $      106,138.39

 22 .  Monthly Certificate Principal                                                                     $            0.00

 23 .  Required Payment Amount                                                                           $   58,636,916.29

Insurance Payment Amount

 24 .  Insurance Premium(s) Due
       a.  Current Amount Due                                                                            $      101,953.94
       b.  Overdue Premiums                                                                              $            0.00
       c.  Amount Paid                                                                                   $      101,953.94
                                                                                                         -----------------
                                                                                                         -----------------
       d.  Shortfall Amount (a + b - c)                                                                  $            0.00

 25 .  Unreimbursed Insurance Payments
       a.  Current Amount Due                                                                            $            0.00
       b.  Interest                                                                                      $            0.00
       c.  Amount Paid                                                                                   $            0.00
                                                                                                         -----------------
                                                                                                         -----------------
       d.  Shortfall Amount (a + b - c)                                                                  $            0.00

 26 .  Insurance Payment Amount                                                                          $      101,953.94

Available Funds

 27 .  Available Collections                                                                             $   71,690,751.65

 28 .  Reserve Account Draw Amount                                                                       $            0.00

 29 .  Policy Claim Amount                                                                               $            0.00
       Available Funds                                                                                   $   71,690,751.65
Collection Account Activity

 30 .  Deposits
       a.  Total Daily Deposits of Finance Charge Collections                                            $   18,985,243.60
       b.  Total Daily Deposits of Principal Collections                                                 $   52,422,021.42
       c.  Withdrawal from Reserve Account                                                               $            0.00
       d.  Policy Claim Amount                                                                           $            0.00
       e.  Interest Income                                                                               $      283,486.63
                                                                                                         -----------------
                                                                                                         -----------------
       f.  Total Deposits to Collection Account (sum a - e)                                              $   71,690,751.65

 31 .  Withdrawals
       a.  Servicing Fee                                                                                 $      546,181.84
       b.  Deposit to Note Payment Account for Monthly Note Interest/Principal                           $   57,984,596.06
       c.  Deposit to Certificate Payment Account for Monthly Certificate Interest/Principal             $      106,138.39
       d.  Payments to Insurer for Insurance Premium                                                     $      101,953.94
       e.  Reimbursement of Insurance Payments                                                           $            0.00
       f.  Deposit to Reserve Account                                                                    $   11,429,249.33
       g.  Payment to Seller of any remaining funds                                                      $    1,522,632.09
                                                                                                         -----------------
                                                                                                         -----------------
       h.  Total Withdrawals from Collection Account(sum a - g)                                          $   71,690,751.65

Note Payment Account Activity

 32 .  Deposits
       a.  Class A-1 Interest Distribution                                                               $    1,162,171.70
       b.  Class A-2 Interest Distribution                                                               $    1,471,956.60
       c.  Class A-3 Interest Distribution                                                               $    1,364,333.63
       d.  Class A-4 Interest Distribution                                                               $      906,474.17

       e.  Class A-1 Principal Distribution                                                              $   53,079,659.97
       f.  Class A-2 Principal Distribution                                                              $            0.00
       g.  Class A-3 Principal Distribution                                                              $            0.00
       h.  Class A-4 Principal Distribution                                                              $            0.00

       i.  Total Deposits to Note Payment Account (sum a - h)                                            $   57,984,596.06

 33 .  Withdrawals
       a.  Class A-1 Distribution                                                                        $   54,241,831.67
       b.  Class A-2 Distribution                                                                        $    1,471,956.60
       c.  Class A-3 Distribution                                                                        $    1,364,333.63
       d.  Class A-4 Distribution                                                                        $      906,474.17
                                                                                                         -----------------
                                                                                                         -----------------
       e.  Total Withdrawals from Note Payment Account (sum a - d)                                       $   57,984,596.06

Certificate Payment Account Activity

 34 .  Deposits
       a.  Certificate Interest Distribution                                                             $      106,138.39
       b.  Certificate Principal Distribution                                                            $            0.00
                                                                                                         -----------------
                                                                                                         -----------------
       c.  Total Deposits to Certificate Payment Account (sum a - b)                                     $      106,138.39

 35 .  Withdrawals
       a.  Certificate Distribution                                                                      $      106,138.39
                                                                                                         -----------------
                                                                                                         -----------------
       b.  Total Withdrawals from Certificate Payment Account                                            $      106,138.39

Required Reserve Account Amount

    If no Required Reserve Account Increase Event has occurred, the Required Reserve Account
    Amount is equal to the lesser of: (Ln37 or Ln38)

 36 .  Greater of: (a or b)
       a.  Percentage applicable times Pool Balance as of the last day
           of the prior Collection Period   (percentage applicable  =    3.00%)                          $   19,662,546.39
       b.  $6,554,182.13                                                                                 $    6,554,182.13

 37 .  Sum of Note Balance and Certificate Balance as of current Distribution Date
       (after giving effect to all principal payments on current Distribution Date)                      $  602,338,340.03

    If a Required Reserve Account Increase Event has occurred, the Required Reserve Account
    Amount is equal to the Required Reserve Account Increase Amount:

 38 .  Greater of: (a or b)
       a.  Percentage applicable times Pool Balance as of the last day
           of the prior Collection Period   (percentage applicable  =  6.50%)                            $   42,602,183.84
       b.  $13,108,364.26                                                                                $   13,108,364.26

 39 .  Required Reserve Account Amount                                                                   $   19,662,546.39

Reserve Account Reconciliation

 40 .  Beginning Balance (as of Preceding Distribution Date)                                             $    8,196,843.63

 41 .  Investment Earnings                                                                               $       36,453.43

 42 .  Reserve Account Draw Amount                                                                       $            0.00

                                                                                                         -----------------
                                                                                                         -----------------
 43 .  Reserve Account Amount (Ln 41 + Ln42 - Ln43)                                                      $    8,233,297.06

 44 .  Deposit from Excess Available Funds                                                               $   11,429,249.33

 45 .  Payment to Seller if Reserve Account Balance exceeds Required Reserve Amount                      $            0.00

                                                                                                         -----------------
                                                                                                         -----------------
 46 .  Ending Balance (Ln44 + Ln45 - Ln46)                                                               $   19,662,546.39

 47 .  Reserve Account Deficiency (Ln40 - Ln47)                                                          $            0.00

Instructions to the Trustee

 48 .  Amount to be deposited from the Reserve Account into the Collection Account                       $            0.00

 49 .  Amount to be paid to Servicer from the Collection Account                                         $      546,181.84

 50 .  Amount to be deposited from the Collection Account into the Note Payment Account                  $   57,984,596.06

 51 .  Amount to be deposited from the Collection Account into the Certificate Payment Account           $      106,138.39

 52 .  Amount to be paid to Insurance Provider from the Collection Account                               $      101,953.94

 53 .  Amount to be deposited from the Collection Account into the Reserve Account                       $   11,429,249.33

 54 .  Amount to be paid to Seller from the Reserve Account if Reserve Account Balance
       Exceeds Required Reserve Amount                                                                   $            0.00

 55 .  Amount to be paid to Seller from the Collection Account for any remaining Available Funds         $    1,522,632.09

 56 .  Amount to be paid to Class A-1 Noteholders from the Note Payment Account                          $   54,241,831.67

 57 .  Amount to be paid to Class A-2 Noteholders from the Note Payment Account                          $    1,471,956.60

 58 .  Amount to be paid to Class A-3 Noteholders from the Note Payment Account                          $    1,364,333.63

 59 .  Amount to be paid to Class A-4 Noteholders from the Note Payment Account                          $      906,474.17

 60 .  Amount to be paid to Certificateholders from the Certificate Payment Account                      $      106,138.39

Net Loss and Delinquency Activity

 61 .  Cumulative Net Losses                                                                             $      141,677.71

 62 .  Cumulative Net Loss Percentage
       a.  For the current Collection Period                                                             %          0.0216%
       b.  Has a Required Reserve Account Increase Event occurred?                                       NO
       c.  Has a Cumulative Net Loss Trigger Event occurred?                                             NO

 63 .  Delinquency Analysis                                                      Number of                     Principal
                                                                                   Loans                        Balance
                                                                          -------------------------------------------------
                                                                          -------------------------------------------------

       a.  31 to 60 days past due                                                   437                  $    5,203,431.48
       b.  61 to 90 days past due                                                   101                  $    1,134,588.56
       c.  91 or more days past due                                                  43                  $      454,519.50
                                                                          -------------------------------------------------
                                                                          -------------------------------------------------
       d.  Total (sum a - c)                                                        581                       6,792,539.54


 64 .  Delinquency Ratio including Repossessions
       a.  For the current Collection Period                                                             %          1.0364%
       b.  For the preceding Collection Period                                                           %             N/A
       c.  For the second preceding Collection Period                                                    %             N/A
       d.  Average Delinquency Ratio (average a - c)                                                     %          1.0364%
       e.  Has a Required Reserve Account Increase Event occurred                                              NO
           (if prior to February 2003 Distribution Date, greater than 3%, and afterwards 3.75%)?
       f.  Has a Trigger Event occurred (greater than 3.75% with respect to any Distribution Date              NO
           in the first 24 months following the Closing Date, and 4.50% thereafter)?

IN WITNESS WHEREOF, the undersigned has duly executed this certificate this 9th day of March 2001.

CARMAX AUTO SUPERSTORES, INC.
===============================================
===============================================
As Servicer

By:        /s/Philip J. Dunn
           ------------------------------------
Name:      Philip J. Dunn
           ------------------------------------
Title:     Treasurer and Assistant Secretary
           ------------------------------------